Franklin Credit Holding Corporation 8-K

Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF NEW JERSEY
Caption in compliance with D.N.J. LBR 9004-2(c)

McCARTER & ENGLISH, LLP
Lisa S. Bonsall
Scott H. Bernstein
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07102
Telephone: (973) 622-4444
Facsimile:  (973) 624-7070

Proposed Counsel for Debtor and Debtor-in-Possession

-and-

APPEL & LUCAS, P.C.
Peter J. Lucas (to be admitted Pro Hac Vice)
1660 17th Street, Suite 200
Denver, Colorado 80202
Telephone:  (303) 297-9800
Facsimile:   (877) 495-9161

Counsel to Franklin Credit Management Corporation

In re: FRANKLIN CREDIT HOLDING CORPORATION, Debtor.1	Chapter 11 Case No. 12-24411

SUMMARY OF PREPACKAGED PLAN AND NOTICE OF
(I) COMMENCEMENT OF CHAPTER 11 CASE AND (II) COMBINED
HEARING ON ADEQUACY OF DISCLOSURE STATEMENT, ADEQUACY OF
SOLICITATION PROCEDURES, AND CONFIRMATION OF PREPACKAGED PLAN

1    Franklin Credit Holding Corporation is located at 101 Hudson St., 25th Fl., Jersey City, New Jersey 07302.  Its tax identification number is 26-3104776.

I.           Commencement of the Chapter 11 Case

PLEASE TAKE NOTICE that on June 4, 2012 (the “Petition Date”), the debtor and debtor-in-possession (the “Debtor”) in the above-captioned case (the “Chapter 11 Case”) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 – 1532 (as amended, the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”).

You may be a creditor of the Debtor.  The filing of the Chapter 11 Case automatically stays certain collection and other actions against the Debtor and the Debtor’s property under section 362(a) of the Bankruptcy Code.  If you attempt to collect a debt or take action actions in violation of section 362(a) of the Bankruptcy Code, you may be penalized.  This notice provides important information concerning the Chapter 11 Case.  You may want to consult an attorney to protect your rights.  All pleadings filed in the Chapter 11 Case may be inspected at the office of the Clerk of the United States Bankruptcy Court for the District of New Jersey (the “Clerk’s Office”) at the address listed below.  PLEASE NOTE:  The staff of the Clerk’s Office cannot give legal advice.

II.           Summary of the Prepackaged Plan2

PLEASE TAKE NOTICE that on the Petition Date, the Debtor filed the Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation (the “Prepackaged Plan”) and the Disclosure Statement Soliciting Acceptances of Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation (the “Disclosure Statement”).  While Franklin Credit Management Corporation has not filed a petition for bankruptcy relief, it is a co-proponent of the Prepackaged Plan.  Copies of the Prepackaged Plan and the Disclosure Statement are available for review as follows:  (i) at the Clerk’s Office, Martin Luther King, Jr. Federal Building, 50 Walnut Street, Newark, New Jersey 07102, (ii) by written request to Debtor’s counsel, McCarter & English, LLP, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey, 07102 (Attn: Lisa S. Bonsall, Esq.), Facsimile (973) 624-7070, (iii) on the Bankruptcy Court’s website, http://www.njb.uscourts.gov/, or (iv) on the Debtor’s website, http://www.franklincredit.com.  through the Franklin Credit Holding Corporation Investor Relations link, http://www.franklincredit.com/investorRelations/index.cfm?fuseaction=main.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Prepackaged Plan.

The Prepackaged Plan provides for the restructuring of the Debtor’s liabilities in a manner designed to maximize recoveries to holders of Claims against and Interests in the Debtor.  In summary, the Prepackaged Plan contemplates, that in full satisfaction and settlement of such Claims and Interests:  (i) the legal, equitable and contractual rights of the Holders of the Allowed Secured Claims of Legacy Lenders will be unaltered by the Prepackaged Plan and such Claims will be unimpaired within the meaning of section 1124 of the Bankruptcy Code; (ii) the Holder of the Allowed Secured Claim of The Huntington National Bank (arising in connection with the

2
This summary is qualified in its entirety by the terms of the Prepackaged Plan.  In the event of any conflict between this summary and the terms of the Prepackaged Plan, the terms of the Prepackaged Plan shall control and govern.

Licensing Credit Agreement) will release the Debtor and the Debtor’s Assets from any obligations that now exist in connection with such Claim, and will receive no distributions from the Debtor on account of such Claim; (iii) the Holder of the Allowed Secured Claim of Huntington Finance LLC (arising in connection with the Licensing Credit Agreement) will release the Debtor and the Debtor’s Assets from any obligations that now exist in connection with such Claim, and will receive no distributions from the Debtor on account of such Claim; (iv) the Holders of Allowed General Unsecured Claims will receive their pro rata share of the proceeds of the liquidation of the remaining Assets of the Debtor’s Estate (including the value of Franklin Credit Management Corporation) after the payment of the Creditors holding Allowed Claims with a higher priority of payment under the Prepackaged Plan and the Liquidation Costs; and (v) the holders of Allowed Interests in the Debtor will receive their respective pro rata share of the Debtor’s eighty percent (80%) ownership interest in Franklin Credit Management Corporation in exchange for the extinguishment and cancellation of the Allowed Interests in the Debtor.

The Debtor believes that (i) through the Prepackaged Plan, holders of Allowed Claims and Allowed Interests will obtain a substantially greater recovery from the Debtor’s estate than the recovery they would receive if (a) the Debtor filed a chapter 11 petition without prior approval of the Prepackaged Plan by a majority of impaired creditors or (b) the Debtor filed a chapter 7 petition, and (ii) the Prepackaged Plan will allow Franklin Credit Management Corporation to emerge as a completely independent entity free from the stigma of the Debtor’s family debt, continue its business as a viable going concern and preserve ongoing employment for  its employees.

PLEASE TAKE FURTHER NOTICE that votes on the Prepackaged Plan were solicited prior to the Petition Date.  The following chart summarizes the treatment provided by the Prepackaged Plan to each Class of Claims, Interests and Options and indicates the acceptance or rejection by each Class.

Class	Description	Treatment	Accept/Reject	Estimated Recovery
Class 1	Priority Non-Tax Claims	Unimpaired	Deemed to Accept	100%
Class 2	Claims of the Legacy Lenders	Unimpaired	Deemed to Accept	100%
Class 3(a)	Secured Claim of The Huntington National Bank	Impaired	Voted to Accept	0%
Class 3(b)	Secured Claim of Huntington Finance LLC	Impaired	Voted to Accept	0%
Class 4	General Unsecured Claims	Impaired	A nullity for voting purposes. The Holder of the General Unsecured Claim Who Received a Ballot Has a Policy of Not Voting on Chapter 11 Plans	Less than 100%
Class 5	Interests	Impaired	Deemed to Reject	Less than 100%
Class 6	Options	Impaired	Deemed to Reject	0%

PLEASE TAKE FURTHER NOTICE that except as expressly provided in the Prepackaged Plan or in any contract, instrument, release, indenture or other agreement or document entered into in connection with the Prepackaged Plan, as of the Effective Date the Debtor will be deemed to have rejected each executory contract and unexpired lease to which the Debtor is a party unless such contract or lease (i) previously was assumed or rejected by the Debtor, (ii) previously expired or terminated pursuant to its own terms, (iii) is subject of a motion to assume or reject filed in the Bankruptcy Court, or (iv) is listed on Exhibit 2 to the Prepackaged Plan as a contract that will be assumed by the Debtor.  As of the Effective Date the Debtor shall further be deemed to reject all indemnification obligations, whether arising by bylaws, other constituent documents or otherwise, to the Debtor’s directors and officers and all such indemnification obligations shall constitute rejected executory contracts.  The Debtor reserves the right, at any time prior to the Confirmation Date, to seek to reject any executory contract or unexpired lease to which the Debtor is a party.  The Confirmation Order shall constitute an order of the Bankruptcy Court under sections 365 and 1123 of the Bankruptcy Code approving the contract and lease rejections described above as of the Effective Date.

III.           Releases, Exculpation and Injunction
Against Interference with the Prepackaged Plan

PLEASE TAKE FURTHER NOTICE that the Prepackaged Plan contains the following provisions:

1.           Limited Releases and Exculpation

AS OF THE EFFECTIVE DATE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NONE OF THE RELEASEES WILL HAVE OR INCUR LIABILITY FOR, AND ARE RELEASED UNDER THE PREPACKAGED PLAN FROM ANY OBLIGATION OR CLAIM TO ONE ANOTHER, TO ANY HOLDER OF A CLAIM OR INTEREST, OR ANY OTHER PARTY IN INTEREST, OR PERSON OR ENTITY, FOR ANY ACT OR OMISSION THAT OCCURRED ON OR BETWEEN THE PETITION DATE AND THE CONFIRMATION DATE IN CONNECTION WITH, RELATING TO, OR ARISING OUT OF THE CHAPTER 11 CASE, THE ADMINISTRATION OF THE DEBTOR’S ESTATE, THE FORMATION, NEGOTIATION AND/OR PURSUIT OF CONFIRMATION OF THE PREPACKAGED PLAN, ANY CONTRACT, INSTRUMENT, RELEASE, OR OTHER AGREEMENT OR DOCUMENT CREATED IN CONNECTION WITH THE PREPACKAGED PLAN, OR THE CONSUMMATION OF THE PREPACKAGED PLAN, EXCEPT FOR GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR FRAUD, AND EACH RELEASEE WILL IN ALL RESPECTS BE ENTITLED TO REASONABLY RELY UPON THE

ADVICE OF COUNSEL WITH RESPECT TO THEIR DUTIES AND RESPONSIBILITIES (IF ANY UNDER THE PREPACKAGED PLAN); PROVIDED, HOWEVER, THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE RELEASE SET FORTH ABOVE DOES NOT RELEASE ANY POST-EFFECTIVE DATE OBLIGATIONS OF ANY PERSON OR ENTITY UNDER THE PREPACKAGED PLAN OR ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED TO IMPLEMENT THE PREPACKAGED PLAN, AND THE FOREGOING RELEASE DOES NOT RELEASE THE PERSONAL LIABILITY OF ANY OF THE RELEASEES FOR ANY STATUTORY VIOLATION OF APPLICABLE TAX LAW OR BAR ANY RIGHT OF ACTION ASSERTED BY A GOVERNMENTAL TAXING AUTHORITY AGAINST THE AFOREMENTIONED RELEASEES FOR ANY STATUTORY VIOLATION OF APPLICABLE TAX LAWS.  EXPECT AS OTHERWISE SPECIFICALLY PROVIDED IN THE PREPACKAGED PLAN, UPON THE EFFECTIVE DATE, THE RELEASEES ARE EACH GRANTED THE PROTECTIONS AND BENEFITS OF SECTION 1125(E) OF THE BANKRUPTCY CODE; PROVIDED, FURTHER, HOWEVER, THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE RELEASE SET FORTH ABOVE DOES NOT CONSTITUTE A RELEASE BY HOLDERS OF ALLOWED CLAIMS, ALLOWED INTERESTS AND OPTIONS OF ANY CLAIMS THAT THEY MAY HAVE AGAINST PERSONS AND ENTITIES AS CO-OBLIGORS ON THE DEBTOR’S DEBTS.

2.           Rights Limited by the Prepackaged Plan; Injunction.

AS OF THE EFFECTIVE DATE, EXCEPT AS EXPRESSLY PROVIDED IN THE PREPACKAGED PLAN, ALL PERSONS AND ENTITIES WHO HAVE HELD, HOLD OR MAY HOLD CLAIMS, INTERESTS, CAUSES OF ACTION OR LIABILITIES THAT:  (1) HAVE BEEN RELEASED PURSUANT TO SECTIONS 3.3 AND 10.1 OF THE PREPACKAGED PLAN OR PURSUANT TO AN ORDER OF THE BANKRUPTCY COURT; OR (2) ARE SUBJECT TO EXCULPATION PURSUANT TO SECTION 10.1 OF THE PREPACKAGED PLAN (BUT ONLY TO THE EXTENT OF THE EXCULPATION PROVIDED IN SECTION 10.1 OF THE PREPACKAGED PLAN) ARE PERMANENTLY ENJOINED AND PRECLUDED, FROM AND AFTER THE EFFECTIVE DATE, FROM (A) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING OF ANY KIND AGAINST ANY PERSON OR ENTITY SO RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY PERSON OR ENTITY SO RELEASED OR EXCULPATED) ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, INTERESTS, CAUSES OF ACTION OR LIABILITIES; (B) ENFORCING, ATTACHING, COLLECTING OR RECOVERING BY ANY MANNER OR MEANS ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST ANY PERSON OR ENTITY SO

RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY PERSON OR ENTITY SO RELEASED OR EXCULPATED) ON ACCOUNT OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, INTERESTS, CAUSES OF ACTION OR LIABILITIES; (C) CREATING, PERFECTING OR ENFORCING ANY LIEN, CLAIM OR ENCUMBRANCE OF ANY PERSON OR ENTITY SO RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY PERSON OR ENTITY SO RELEASED OR EXCULPATED) ON ACCOUNT OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, INTERESTS, CAUSES OF ACTION OR LIABILITIES; (D) ASSERTING ANY RIGHT OF SETOFF, SUBROGATION OR RECOUPMENT OF ANY KIND AGAINST ANY OBLIGATION DUE FROM ANY PERSON OR ENTITY SO RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY PERSON OR ENTITY SO RELEASED OR EXCULPATED) ON ACCOUNT OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, INTERESTS, CAUSES OF ACTION OR LIABILITIES UNLESS SUCH A HOLDER HAS FILED A MOTION REQUESTING THE RIGHT TO PERFORM SUCH SETOFF ON OR BEFORE THE CONFIRMATION DATE, AND NOTWITHSTANDING ANY INDICATION IN A PROOF OF CLAIM OR INTEREST OR OTHERWISE THAT SUCH HOLDER ASSERTS, HAS OR INTENDS TO PRESERVE ANY RIGHT OF SETOFF PURSUANT TO SECTION 553 OF THE BANKRUPTCY CODE OR OTHERWISE; AND (E) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING OF ANY KIND AGAINST ANY PERSON OR ENTITY SO RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY PERSON OR ENTITY SO RELEASED OR EXCULPATED) ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, INTERESTS, CAUSES OF ACTION OR LIABILITIES RELEASED OR SETTLED PURSUANT TO THE PLAN; PROVIDED, HOWEVER, THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE INJUNCTION SET FORTH ABOVE DOES NOT ENJOIN THE PROSECUTION OF ANY CLAIMS THAT HOLDERS OF ALLOWED CLAIMS MAY HAVE AGAINST PERSONS AND ENTITIES AS CO-OBLIGORS ON THE DEBTOR’S DEBTS.

By accepting distributions pursuant to the Prepackaged Plan, each Holder of an Allowed Claim or an Allowed Interest receiving distributions pursuant to the Prepackaged Plan shall be deemed to have specifically consented to the injunction set forth in section 10.2 of the Prepackaged Plan.

IV.           Hearing on Adequacy of the Disclosure Statement, Adequacy
of the Solicitation Procedures and Confirmation of the Prepackaged Plan

PLEASE TAKE FURTHER NOTICE that a hearing will be held on July 18, 2012 at 10:00 a.m. (prevailing Eastern time) before the Honorable Donald H. Steckroth in courtroom 3-B of the United States Bankruptcy Court for the District of New Jersey, Martin Luther King, Jr. Federal Building, 50 Walnut Street, Newark, New Jersey 07102 to consider (i) the adequacy of the information contained in the Disclosure Statement, (ii) the adequacy of the prepetition solicitation procedures utilized by the Debtor to solicit votes to accept or reject the Prepackaged Plan, and (iii) confirmation of the Prepackaged Plan (the “Combined Hearing”).

PLEASE TAKE FURTHER NOTICE that any objections to the adequacy of the Disclosure Statement, the adequacy of the prepetition solicitation procedures or confirmation of the Prepackaged Plan must:  (i) be in writing, (ii) comply with the Bankruptcy Rules and the Local Bankruptcy Rules of the United States Bankruptcy Court for the District of New Jersey, (iii) set forth the name of the objector and the nature and amount of any claim or equity interest asserted by the objector against the estate or property of the Debtor, and (iv) state with particularity the legal and factual basis for such objection.  Any such objections should be filed with the Clerk of the United States Bankruptcy Court for the District of New Jersey together with proof of service thereof, and be served upon (i) the attorneys for the Debtor, McCarter & English, LLP, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102, Attn.: Lisa S. Bonsall, Esq. and Scott H. Bernstein, Esq.; (ii) the attorneys for Franklin Credit Management Corporation, Appel & Lucas, P.C., 1660 17th Street, Suite 200, Denver, Colorado 80202, Attn.:  Peter J. Lucas, Esq.; (iii) the Office of the United States Trustee for the District of New Jersey, One Newark Center, Suite 2100, Newark, New Jersey 07012; Attn:  Peter J. D’Auria, Esq; (iv) the attorneys for The Huntington National Bank, administrative agent under the Legacy Credit Agreement and the Licensing Credit Agreement, Porter Wright Morris & Arthur LLP, 41 South High Street Suites 2800-3200, Columbus, Ohio 43215, Attn.: Jack R. Pigman, Esq. and Timothy E. Grady, Esq.; and (v) any persons and entities who have filed a request for notice in the Chapter 11 Case pursuant to Bankruptcy Rule 2002, so as to be actually received no later than 4:00 p.m. prevailing Eastern Time on July 12, 2012.

V.           Section 341(a) Meeting and Section 341(b) Meeting

A meeting of creditors, pursuant section 341(a) of the Bankruptcy Code (the “Section 341(a) Meeting”), and a meeting of equity security holders, pursuant to section 341(b) of the Bankruptcy Code (the “Section 341(b) Meeting”), will not be convened if the Prepackaged Plan is confirmed within sixty (60) days of the Petition Date.  If the Prepackaged Plan is not confirmed by such date, the United States Trustee may schedule a Section 341(a) Meeting and/or a Section 341(b) Meeting, and you will receive separate notice of such meeting(s).

Dated:	Newark, New Jersey	BY ORDER OF THE COURT
June 11, 2012
THE HONORABLE DONALD H. STECKROTH
UNITED STATES BANKRUPTCY JUDGE